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Merrill Lynch Investment Managers



Annual Report
October 31, 2002


MuniYield Pennsylvania
Insured Fund




www.mlim.ml.com



MuniYield Pennsylvania Insured Fund seeks to provide shareholders with as high a level of current income exempt from Federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and Pennsylvania income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Pennsylvania Insured Fund for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares and intends to remain leveraged by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield Pennsylvania Insured Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





MUNIYIELD PENNSYLVANIA INSURED FUND


The Benefits
And Risks of
Leveraging


MuniYield Pennsylvania Insured Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, their price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.




Swap
Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.


MuniYield Pennsylvania Insured Fund, October 31, 2002


DEAR SHAREHOLDER

For the year ended October 31, 2002, the Common Shares of MuniYield Pennsylvania Insured Fund earned $.978 per share income dividends, which included earned and unpaid dividends of $.082. This represents a net annualized yield of 6.36%, based on a year-end net asset value of $15.34 per share. During the same period, the total investment return on the Fund's Common Shares was +7.84%, based on a change in per share net asset value from $15.19 to $15.34, and assuming reinvestment of $.975 per share income dividends.

For the six-month period ended October 31, 2002, the total investment return on the Fund's Common Shares was +7.13%, based on a change in per share net asset value from $14.79 to $15.34, and assuming reinvestment of $.492 per share income dividends.

For the six-month period ended October 31, 2002, the Fund's Auction Market Preferred Shares had an average yield of 1.28% for Series A and 1.27% for Series B.

The Municipal Market Environment
During the six-month period ended October 31, 2002, the direction of long-term fixed income interest rates was driven as much by volatile U.S. equity markets and continued worldwide political tensions as by economic fundamentals. After rising steadily early in 2002, bond yields reversed course to move sharply lower throughout most of the period. Positive economic fundamentals repeatedly were overwhelmed by falling equity valuations and declines in investor confidence. U.S. gross domestic product (GDP) activity for the first quarter of 2002 measured at 5%, considerably above the level of economic growth seen at the end of 2001. During May and June, a number of economic indicators, such as housing activity, consumer spending and weekly unemployment claims, all pointed to at least a modest economic recovery by the end of 2002. However, steady dramatic declines in U.S. equity markets led the majority of investors to conclude that the Federal Reserve Board was unlikely to increase short-term interest rates for the remainder of the year. U.S. Treasury issue prices were also boosted by erupting Middle East and India/Pakistan conflicts that led many international investors to seek the safe-haven status of U.S. Treasury securities. By the end of June 2002, long-term U.S. Treasury bond yields had declined to 5.50%, a decline of almost 35 basis points (.35%) from their recent highs in mid-March.

In late July, second quarter U.S. GDP growth was initially estimated at 1.1%. While subject to revision, this estimate suggested that continued declines in U.S. equity prices were negatively affecting not only consumer but business confidence as well and undermining much of the economic growth witnessed earlier this year. Some analysts extrapolated that recent weakness would continue, if not accelerate. This brought about forecasts that the Federal Reserve Board would soon be obliged to lower short-term interest rates both to offset equity market declines and boost consumer and business spending. The possibility of lower short-term interest rates helped push longer-term bond yields lower still during July and August. The dramatic decline in U.S. equity prices in late August and September triggered a significant fixed income rally as investors again sought the safe-haven status of U.S. Treasury securities. By the end of September, U.S. Treasury bond yields fell to 4.66%.

Bolstered by an unexpected decline in the national unemployment rate to 5.6% in early October, U.S. equity markets staged a strong rally throughout much of the month. The Standard & Poor's 500 Index rose more than 8% for the month, triggered by stronger-than-expected earnings reports from a large number of companies, such as General Electric Company, International Business Machines Corporation and Microsoft Corporation. Bond prices continued to trade in an inverse relationship to equity prices. Consequently, as stocks rallied, bond yields rose in October, despite generally weak economic releases. During October, the U.S. housing sector remained quite robust, but retail sales and industrial production slowed. By October 31, 2002, long-term U.S. Treasury bond yields rose to almost 5%, a monthly increase of more than 30 basis points. During the past six months, the yield on 30-year U.S. Treasury bonds declined over 60 basis points.

For the six-month period ended October 31, 2002, municipal bond prices also generally increased. Similar to their taxable counterparts, municipal bond yields rose in early 2002, largely on the expectation of short-term interest rate increases by the Federal Reserve Board. By late March, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose to 5.67%, their highest level in more than a year. During recent months, tax-exempt bond yields have generally declined largely in response to the positive fixed income environment engendered by falling equity valuations. The municipal bond market's price advances in tax-exempt issues, however, have not been able to keep pace with U.S. Treasury issues as municipal bonds cannot offer foreign investors the safe-haven status U.S. Treasury issues enjoy in periods of economic and financial instability. The municipal bond market's recent price advances have also been supported by the continued improvement in the tax-exempt market's technical position. Despite sizeable advances in the rate of new municipal bond issuance, investor demand has increased, allowing tax-exempt bond prices to rise. By the end of October 2002, long-term municipal revenue bond yields stood at 5.20%, a decline of more than 30 basis points during the past six months.

Investor demand has remained very positive throughout the period. The Investment Company Institute reported that thus far in 2002, municipal bond fund net cash flows remained very strong at over $17.5 billion, up nearly 80% compared to the same period in 2001. Additionally, investors received from June to August 2002 approximately $75 billion from bond maturities, proceeds from early redemptions and coupon income. Given the current weakness in U.S. equity markets, much of these monies were likely reinvested in tax-exempt products. Perhaps more importantly, short-term municipal rates have continued to move lower in response to Federal Reserve Board actions. In reaction to Federal Reserve Board interest rate reductions, short-term municipal rates have declined to the 1%-- 1.50% range. As interest rates have declined, investors have extended maturities to take advantage of the steep municipal bond yield curve. The significant income sacrifice incurred by remaining in cash reserves has resulted in ongoing strong demand for municipal securities, especially in the 5-year--15-year maturity range.

Recent performance by the tax-exempt market has been even more impressive considering the increase in new bond issuance seen thus far in 2002. Nationwide, municipalities have used present low interest rate levels both to refinance older debt and fund new capital projects. Over the past six months, more than $200 billion in new long-term municipal bonds was issued, an increase of nearly 40% compared to the same period in 2001. Nearly $100 billion in long-term tax-exempt securities was underwritten during the October quarter of 2002, an increase of over 40% compared to the October quarter of 2001 level.

In the coming months, interest rates are likely to remain volatile, with an expected upward bias. However, until equity market conditions stabilize, interest rates should remain near their current historically low levels. While recent stock market declines appear to have negatively affected economic growth in recent months, business activity is likely to accelerate going forward. While governmental stimulus in response to the September 11, 2001 attacks has been significant, the recent 50 basis point decrease in interest rates by the Federal Reserve Board should provide additional incentive to the sluggish U.S. economy. The ongoing U.S. military response to world-wide terrorism has reduced a once-sizeable Federal surplus to a material deficit. Further military action in early 2003 would likely result in higher Federal spending, deficits and increased Treasury financing. Increased Federal borrowings can be expected to put upward pressure on interest rates going forward.

Equity market declines helped push interest rates to lower levels than economic fundamentals alone would support. When U.S. equity markets stabilize and economic activity resumes, associated interest rate increases should not be extreme. Inflationary pressures have remained subdued, meaning that significant interest rate increases are unlikely. As equity valuations are likely to only gradually recover, U.S. economic recovery is also likely to be a moderate process. This suggests that the pace of any interest rate increases will be gradual. As the municipal bond market's strong technical position can be expected to remain supportive in the coming months, future tax-exempt rate increases should be more restrained than their taxable counterparts.

Specific to Pennsylvania, recent unemployment figures revealed continued weakness in the commonwealth's labor market as unemployment rates (for September 2002) jumped from 4.8% to 5.2% in a year-over-year comparison. However, the commonwealth's employment picture remains favorable to the region and rest of the nation as the United States registered an unemployment rate of 5.6% during the same period. Sound financial management and forecasting enabled the state to minimize its drawing down on reserves and maintain a Rainy Day Fund. However, like most of the nation, Pennsylvania's fiscal year 2003 budget is likely to experience strain given the weak economic backdrop and declining revenues. For the six-month period ended October 31, 2002, debt levels were close to reported national averages and long-term socioeconomic and wealth statistics exhibited favorable trends. On a relative wealth basis, the commonwealth's per capita income of $30,617 in 2001 placed it as the 15th wealthiest state in the nation.

Portfolio Strategy
For the six-month period ended October 31, 2002, our investment strategy was to seek to enhance the Fund's level of tax-exempt income and moderate its net asset value volatility. Accordingly, we focused, for the most part, on the acquisition of higher-coupon securities in the 20-year--23-year maturity range. This is a slight change from the prior six-month period when we concentrated on the purchase of securities with slightly shorter maturities. A recent steepening in the tax-exempt yield curve made it advantageous to extend maturity to capture the available incremental yield. Even with this shift in maturity, however, the average maturity of the Fund was 21 years at October 31, 2002.

Going forward, we are reasonably sanguine that municipal interest rates will decline further in the months ahead. The economic outlook is still full of uncertainty, and there is little evidence that a sustained rebound is imminent. Inflation remains subdued and some economists have become more concerned about the risk of deflation. We believe that the Federal Reserve Board is on hold concerning raising interest rates and will maintain its current accommodative position, perhaps even lowering interest rates if necessary. In addition, we believe that without any material improvement in the equity market, retail investors are likely to allocate more of their investment funds into municipal bonds. Our portfolio strategy remains focused on increasing portfolio yield and preserving recent gains in the Fund's net asset value. During the six-month period ended October 31, 2002, we continued our strategy of overweighting premium coupon securities in the 20-year--23-year maturity sector, maintaining the Fund's high credit quality profile and remaining fully invested.

During the six-month period ended October 31, 2002, the Fund's borrowing costs remained in the 1%--1.25% range. These attractive funding levels, in combination with a steep tax-exempt yield curve, generated a material income benefit to the Fund's Common Stock shareholder. Further declines in the Fund's borrowing costs would require significant easing of monetary policy by the Federal Reserve Board. While such action is not expected, an increase in short-term interest rates by the Federal Reserve Board is even less anticipated. We expect the Fund's short-term borrowing cost to stay near current levels for the remainder of this year and into 2003. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion
We appreciate your ongoing interest in MuniYield Pennsylvania
Insured Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(William R. Bock)
William R. Bock
Vice President and Portfolio Manager



November 26, 2002



MuniYield Pennsylvania Insured Fund, October 31, 2002


Portfolio
Abbreviations


To simplify the listings of MuniYield Pennsylvania Insured Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT           Alternative Minimum Tax
              (subject to)
DRIVERS       Derivative Inverse Tax-Exempt Receipts
EDR           Economic Development
              Revenue Bonds
GO            General Obligation Bonds
HFA           Housing Finance Agency
IDA           Industrial Development Authority
PCR           Pollution Control Revenue Bonds
RIB           Residual Interest Bonds
S/F           Single-Family
VRDN          Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)
          S&P          Moody's     Face
STATE     Ratings+++   Ratings+++ Amount   Issue                                                                     Value
Pennsylvania  AAA       Aaa       $ 2,000  Allegheny County, Pennsylvania, Hospital Development Authority Revenue
--132.2%                                   Bonds (Allegheny General Hospital Project), Series A, 6.25% due
                                           9/01/2007 (e)                                                             $  2,322

              AAA       Aaa         6,000  Allegheny County, Pennsylvania, Port Authority, Special Transportation
                                           Revenue Bonds, 6% due 3/01/2009 (d)(e)(i)                                    6,998

                                           Allegheny County, Pennsylvania, Sanitation Authority, Sewer Revenue
                                           Bonds (d):
              AAA       Aaa         3,660    5.75% due 12/01/2018                                                       4,042
              AAA       Aaa        10,000    5.375% due 12/01/2024                                                     10,293
              AAA       Aaa         9,000    5.50% due 12/01/2024                                                       9,460

              AAA       Aaa         2,550  Berks County, Pennsylvania, GO, Refunding, 5.85% due 11/15/2018 (c)          2,763

              NR*       Aaa         4,500  Bucks County, Pennsylvania, Water and Sewer Authority, Revenue
                                           Refunding Bonds (Neshaminy Interceptor Sewer System), 5.60% due
                                           6/01/2024 (a)                                                                4,756



MuniYield Pennsylvania Insured Fund, October 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                         (in Thousands)
          S&P          Moody's     Face
STATE     Ratings+++   Ratings+++ Amount   Issue                                                                     Value
Pennsylvania  AAA       Aaa       $ 4,000  Gettysburg, Pennsylvania, Municipal Authority, College Revenue
(concluded)                                Refunding Bonds, 5% due 8/15/2023 (d)                                     $  4,016

              AAA       Aaa         3,280  Johnstown, Pennsylvania, GO, Refunding, 6.45% due 10/01/2019 (c)             3,535

              AAA       Aaa         7,000  Lehigh County, Pennsylvania, General Purpose Authority Revenue
                                           Bonds (Saint Luke's Hospital--Bethlehem), 6.25% due 7/01/2022 (a)            7,161

              AAA       Aaa        10,750  Lehigh County, Pennsylvania, IDA, PCR, Refunding (Pennsylvania
                                           Power and Light Company Project), Series A, 6.40% due 11/01/2021 (d)        11,000

              NR*       A3          1,500  Luzerne County, Pennsylvania, IDA, Exempt Facilities Revenue Bonds
                                           (Pennsylvania Gas and Water Company Project), AMT, Series B,
                                           7.125% due 12/01/2022                                                        1,533

                                           Luzerne County, Pennsylvania, IDA, Exempt Facilities Revenue
                                           Refunding Bonds (Pennsylvania Gas and Water Company Project),
                                           AMT, Series A:
              NR*       A3          2,500    7.20% due 10/01/2017                                                       2,555
              AAA       Aaa         5,000    7% due 12/01/2017 (a)                                                      5,583

              AAA       Aaa         4,000  Norwin, Pennsylvania, School District, GO, 6% due 4/01/2010 (c)(e)           4,665

              NR*       Aaa         3,055  Pennsbury, Pennsylvania, School District, GO, Refunding, 5.50%
                                           due 1/15/2020 (c)                                                            3,273

              BBB       Baa2        6,500  Pennsylvania Economic Development Financing Authority, Wastewater
                                           Treatment Revenue Bonds (Sun Company Inc.--R & M Project), AMT,
                                           Series A, 7.60% due 12/01/2024                                               6,915

              AA+       Aa2         2,000  Pennsylvania HFA, Revenue Bonds, RIB, AMT, 10.544% due 4/01/2025 (g)         2,070

              AAA       Aaa         8,000  Pennsylvania HFA, S/F Mortgage Revenue Bonds, AMT, Series 70A,
                                           5.80% due 10/01/2021 (d)                                                     8,375

                                           Pennsylvania HFA, S/F Mortgage Revenue Refunding Bonds, AMT (d):
              AAA       Aaa         1,200    Series 39B, 6.875% due 10/01/2024                                          1,244
              AAA       Aaa         1,690    Series 41B, 6.65% due 4/01/2025                                            1,750
              AAA       Aaa         1,695    Series 60A, 5.85% due 10/01/2027                                           1,754

              AAA       Aaa         6,730  Pennsylvania Intergovernmental Cooperative Authority, Special Tax
                                           Revenue Refunding Bonds (Philadelphia Funding Program), 5% due
                                           6/15/2018 (c)                                                                6,928

                                           Pennsylvania State, GO (d):
              AAA       Aaa         3,015    First Series, 5% due 6/01/2018                                             3,129
              NR*       Aaa         5,500    RIB, Series 465X, 9.34% due 10/01/2019 (g)                                 6,541
              AAA       Aaa         5,770    Refunding, First Series, 6% due 1/15/2017                                  6,529

              AAA       Aaa         1,690  Pennsylvania State Higher Educational Facilities Authority, College
                                           and University Revenue Bonds (Marywood University Project), 5.50%
                                           due 6/01/2018 (d)                                                            1,811

              AA        NR*         4,000  Pennsylvania State Higher Educational Facilities Authority, College
                                           and University Revenue Refunding Bonds (University of the Arts),
                                           5.75% due 3/15/2030                                                          4,183

                                           Pennsylvania State Higher Educational Facilities Authority Revenue
                                           Bonds (UPMC Health System), Series A:
              AAA       Aaa           175    5% due 8/01/2005 (f)                                                         187
              A+        NR*         3,000    6% due 1/15/2022                                                           3,092

                                           Pennsylvania State Higher Educational Facilities Authority, Revenue
                                           Refunding Bonds:
              A1+       NR*           400    (Carnegie Mellon University), VRDN, Series C, 1.90% due 11/01/2029 (h)       400
              AA        Baa3        1,400    (Philadelphia University), 6% due 6/01/2029                                1,503

                                           Pennsylvania State IDA, EDR Refunding Bonds (a):
              AAA       Aaa         7,000    5.50% due 7/01/2020                                                        7,544
              AAA       Aaa         1,630    5.50% due 7/01/2021                                                        1,741

              AAA       Aaa         4,000  Pennsylvania State Turnpike Commission, Oil Franchise Tax Revenue
                                           Refunding Bonds, Senior Series A, 5% due 12/01/2023 (a)                      4,018

                                           Philadelphia, Pennsylvania, Authority for Industrial Development,
                                           Airport Revenue Refunding Bonds (Philadelphia Airport System Project),
                                           AMT, Series A (c):
              AAA       Aaa         4,000    5.50% due 7/01/2017                                                        4,227
              AAA       Aaa         3,655    5.50% due 7/01/2018                                                        3,839

                                           Philadelphia, Pennsylvania, Authority for Industrial Development,
                                           Lease Revenue Bonds:
              AAA       Aaa         9,125    (City of Philadelphia Project), Series A, 5.375% due 2/15/2027 (d)         9,492
              AAA       Aaa         3,000    Series B, 5.50% due 10/01/2020 (f)                                         3,203
              AAA       Aaa         4,680    Series B, 5.50% due 10/01/2021 (f)                                         4,955

                                           Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities
                                           Authority, Hospital Revenue Refunding Bonds:
              A1+       VMIG1++       100    (Children's Hospital Project), VRDN, Series A, 1.85% due 7/01/2022 (h)       100
              AAA       NR*         3,000    (Presbyterian Medical Center), 6.65% due 12/01/2019 (b)                    3,715

              AAA       Aaa         3,000  Philadelphia, Pennsylvania, Housing Authority Revenue Bonds (Capital
                                           Fund Program), Series A, 5.50% due 12/01/2018 (f)                            3,275

              AAA       Aaa         1,750  Philadelphia, Pennsylvania, Redevelopment Authority Revenue Bonds
                                           (Neighborhood Transformation), Series A, 5.50% due 4/15/2022 (c)             1,845

                                           Philadelphia, Pennsylvania, School District, GO:
              NR*       Aaa         5,000    RIB, Series 677, 9.10% due 8/01/2021 (c)(g)                                5,700
              AAA       Aaa         2,000    Series A, 5.50% due 2/01/2021 (f)                                          2,119
              AAA       Aaa         7,150    Series A, 5.75% due 2/01/2030 (f)                                          7,658
              AAA       Aaa         7,000    Series B, 5.375% due 4/01/2027 (a)                                         7,133

              AAA       Aaa         3,070  Pittsburgh, Pennsylvania, GO, Series A, 5.65% due 9/01/2009 (c)(e)           3,526
                                           Pittsburgh, Pennsylvania, Public Parking Authority, Parking Revenue
                                           Bonds (a):
              AAA       Aaa         1,460    5.80% due 12/01/2017                                                       1,612
              AAA       Aaa         1,525    5.85% due 12/01/2018                                                       1,684

              A-        NR*         3,100  Sayre, Pennsylvania, Health Care Facilities Authority Revenue Bonds
                                           (Guthrie Health), Series A, 5.875% due 12/01/2031                            3,173

                                           Southeastern Pennsylvania Transportation Authority, Special Revenue
                                           Bonds (c):
              AAA       Aaa         4,500    5.375% due 3/01/2017                                                       4,836
              AAA       Aaa         2,525    5.375% due 3/01/2022                                                       2,602

              AAA       Aaa         3,500  Washington County, Pennsylvania, Capital Funding Authority Revenue
                                           Bonds (Capital Projects and Equipment Program), 6.15% due 12/01/2029 (a)     4,042


Puerto        A         A1          2,670  Children's Trust Fund, Puerto Rico, Tobacco Settlement Revenue
Rico--15.0%                                Bonds, 5.625% due 5/15/2043                                                  2,569

              NR*       Aaa         6,755  Puerto Rico Commonwealth, GO, RIB, Series 703X, 8.873% due 7/01/2021 (c)(g)  8,266

              AAA       NR*         7,500  Puerto Rico Commonwealth, GO, Refunding, DRIVERS, Series 232, 8.87% due
                                           7/01/2017 (g)                                                                9,565



MuniYield Pennsylvania Insured Fund, October 31, 2002



SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)
          S&P          Moody's     Face
STATE     Ratings+++   Ratings+++ Amount   Issue                                                                     Value
Puerto Rico   A         Baa1      $ 1,000  Puerto Rico Commonwealth, Highway and Transportation Authority,
(concluded)                                Transportation Revenue Bonds, Series B, 6% due 7/01/2026                  $  1,089

              NR*       Aaa         4,365  Puerto Rico Public Finance Corporation Revenue Refunding Bonds, RIB,
                                           Series 522X, 8.62% due 8/01/2022 (d)(g)                                      4,834


              Total Investments (Cost--$241,825)--147.2%                                                              258,728

              Variation Margin on Financial Futures Contracts**--0.0%                                                     (57)

              Other Assets Less Liabilities--2.9%                                                                       5,049

              Preferred Shares, at Redemption Value--(50.1%)                                                          (88,000)
                                                                                                                     --------
              Net Assets Applicable to Common Shares--100.0%                                                         $175,720
                                                                                                                     ========



(a)AMBAC Insured.
(b)Escrowed to maturity.
(c)FGIC Insured.
(d)MBIA Insured.
(e)Prerefunded.
(f)FSA Insured.
(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2002.
(h)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2002.
(i)All or a portion of security held as collateral in connection with open financial futures contracts.
*Not Rated.
**Financial futures contracts sold as of October 31, 2002 were as follows:

                                                   (in Thousands)
Number of                             Expiration
Contracts          Issue                 Date             Value

   125      U.S. Treasury Bonds       December 2002     $  14,340
                                                        ---------
Total Financial Futures Contracts Sold
(Total Contract Price--$14,057)                         $  14,340
                                                        =========

++Highest short-term rating by Moody's Investors Service, Inc.
+++Ratings of issues shown are unaudited.

See Notes to Financial Statements.


Quality Profile
(unaudited)

The quality ratings of securities in the Fund as of October 31, 2002 were as follows:

                                     Percent of
S&P Rating/Moody's Rating        Total Investments

AAA/Aaa                                 88.7%
AA/Aa                                    3.0
A/A                                      5.4
BBB/Baa                                  2.7
Other*                                   0.2


*Temporary investments in short-term municipal securities.


STATEMENT OF NET ASSETS
                    As of October 31, 2002
Assets:             Investments, at value (identified cost--$241,824,713)                                   $258,727,865
                    Cash                                                                                          63,975
                    Receivables:
                      Securities sold                                                      $ 15,179,564
                      Interest                                                                4,294,422       19,473,986
                                                                                           ------------
                    Prepaid expenses and other assets                                                             28,730
                                                                                                            ------------
                    Total assets                                                                             278,294,556
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                   14,221,313
                      Dividends to Common Stock shareholders                                    142,711
                      Investment adviser                                                        116,763
                      Variation margin                                                           56,641       14,537,428
                                                                                           ------------
                    Accrued expenses                                                                              37,127
                                                                                                            ------------
                    Total liabilities                                                                         14,574,555
                                                                                                            ------------

Preferred Shares:   Preferred Shares, at redemption value, par value $.05 per share
                    (1,600 Series A shares and 1,920 Series B shares of AMPS* issued and
                    outstanding at $25,000 per share liquidation preference)                                  88,000,000
                                                                                                            ------------

Net Assets          Net assets applicable to Common Shares                                                  $175,720,001
Applicable                                                                                                  ============
To Common
Shares:

Analysis of         Common Shares, par value $.10 per share (11,454,697 shares
Net Assets          issued and outstanding)                                                                 $  1,145,470
Applicable to       Paid-in capital in excess of par                                                         169,815,325
Common              Undistributed investment income--net                                   $  1,619,331
Shares:             Accumulated realized capital losses on investments--net                 (13,480,075)
                    Unrealized appreciation on investments--net                              16,619,950
                                                                                           ------------
                    Total accumulated earnings--net                                                            4,759,206
                                                                                                            ------------
                    Total--Equivalent to $15.34 net asset value per Common Share
                    (market price--$14.37)                                                                  $175,720,001
                                                                                                            ============

                   *Auction Market Preferred Shares.

                    See Notes to Financial Statements.


MuniYield Pennsylvania Insured Fund, October 31, 2002

STATEMENT OF OPERATIONS
                    For the Year Ended October 31, 2002
Investment          Interest                                                                                $ 14,497,284
Income:

Expenses:           Investment advisory fees                                               $  1,300,156
                    Commission fees                                                             223,293
                    Accounting services                                                         105,678
                    Professional fees                                                            84,070
                    Transfer agent fees                                                          64,920
                    Trustees' fees and expenses                                                  30,837
                    Listing fees                                                                 28,293
                    Printing and shareholder reports                                             27,949
                    Custodian fees                                                               14,191
                    Pricing fees                                                                 11,260
                    Other                                                                        42,107
                                                                                           ------------
                    Total expenses                                                                             1,932,754
                                                                                                            ------------
                    Investment income--net                                                                    12,564,530
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          1,899,835
Unrealized          Change in unrealized appreciation/depreciation on
Gain (Loss) on      investments--net                                                                           (355,282)
Investments--Net:                                                                                           ------------
                    Total realized and unrealized gain on investments--net                                     1,544,553
                                                                                                            ------------

Dividends to        Investment income--net                                                                   (1,205,808)
Preferred                                                                                                   ------------
Shareholders:       Net Increase in Net Assets Resulting from Operations                                    $ 12,903,275
                                                                                                            ============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                               For the Year Ended
                                                                                                  October 31,
                    Increase (Decrease) in Net Assets:                                         2002             2001++
Operations:         Investment income--net                                                 $ 12,564,530     $ 12,295,597
                    Realized gain on investments--net                                         1,899,835        2,247,789
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                          (355,282)        9,537,502
                    Dividends to Preferred Shareholders                                     (1,205,808)      (2,736,474)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     12,903,275       21,344,414
                                                                                           ------------     ------------

Dividends to        Investment income--net                                                 (11,158,516)      (9,531,535)
Common                                                                                     ------------     ------------
Shareholders:       Net decrease in net assets resulting from dividends to Common
                    Shareholders                                                           (11,158,516)      (9,531,535)
                                                                                           ------------     ------------

Common Share        Value of shares issued to Common Shareholders in reinvestment of
Transactions:       dividends                                                                   310,258               --
                                                                                           ------------     ------------

Net Assets          Total increase in net assets applicable to Common Shares                  2,055,017       11,812,879
Applicable          Beginning of year                                                       173,664,984      161,852,105
To Common Shares:                                                                          ------------     ------------
                    End of year*                                                           $175,720,001     $173,664,984
                                                                                           ============     ============

                    *Undistributed investment income--net                                  $  1,619,331     $  1,288,949
                                                                                           ============     ============

++Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.


MuniYield Pennsylvania Insured Fund, October 31, 2002


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                              For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                            2002         2001       2000         1999           1998
Per Share           Net asset value, beginning of year          $   15.19  $   14.16    $   13.62    $   16.01    $   15.86
Operating                                                       ---------  ---------    ---------    ---------    ---------
Performance:++++    Investment income--net                           1.11       1.07          .99         1.05         1.12
                    Realized and unrealized gain (loss) on
                    investments--net                                  .13       1.03          .65       (1.87)          .46
                    Dividends and distributions to Preferred
                    Shareholders:
                      Investment income--net                        (.11)      (.24)        (.30)        (.19)        (.18)
                      Realized gain on investments--net                --         --           --        (.03)        (.10)
                      In excess of realized gain on
                      investments--net                                 --         --           --        (.03)           --
                                                                ---------  ---------    ---------    ---------    ---------
                    Total from investment operations                 1.13       1.86         1.34       (1.07)         1.30
                                                                ---------  ---------    ---------    ---------    ---------
                    Less dividends and distributions to
                    Common Shareholders:
                      Investment income--net                        (.98)      (.83)        (.80)        (.87)        (.88)
                      Realized gain on investments--net                --         --           --        (.25)        (.27)
                      In excess of realized gain on
                      investments--net                                 --         --           --        (.20)           --
                                                                ---------  ---------    ---------    ---------    ---------
                    Total dividends and distributions to
                    Common Shareholders                             (.98)      (.83)        (.80)       (1.32)       (1.15)
                                                                ---------  ---------    ---------    ---------    ---------
                    Net asset value, end of year                $   15.34  $   15.19    $   14.16    $   13.62    $   16.01
                                                                =========  =========    =========    =========    =========
                    Market price per share, end of year         $   14.37  $   14.96    $   11.75    $   12.25    $   16.50
                                                                =========  =========    =========    =========    =========

Total Investment    Based on market price per share                 2.57%     35.32%        2.46%     (18.98%)       19.82%
Return:*                                                        =========  =========    =========    =========    =========
                    Based on net asset value per share              7.84%     14.02%       11.06%      (7.16%)        8.58%
                                                                =========  =========    =========    =========    =========

Ratios Based on     Total expenses, excluding reorganization
Average             expenses**                                      1.12%      1.16%        1.18%        1.15%        1.11%
Net Assets of                                                   =========  =========    =========    =========    =========
Common Shares:      Total expenses**                                1.12%      1.16%        1.46%        1.15%        1.11%
                                                                =========  =========    =========    =========    =========
                    Total investment income--net**                  7.30%      7.28%        7.58%        7.00%        7.01%
                                                                =========  =========    =========    =========    =========
                    Amount of dividends to Preferred
                    Shareholders                                     .70%      1.62%        2.21%        1.24%        1.15%
                                                                =========  =========    =========    =========    =========
                    Investment income--net, to Common
                    Shareholders                                    6.60%      5.66%        5.37%        5.76%        5.86%
                                                                =========  =========    =========    =========    =========

Ratios Based on     Total expenses, excluding reorganization
Average Net         expenses                                         .74%       .76%         .76%         .79%         .77%
Assets of                                                       =========  =========    =========    =========    =========
Common &            Total expenses                                   .74%       .76%         .94%         .79%         .77%
Preferred                                                       =========  =========    =========    =========    =========
Shares:**           Total investment income--net                    4.83%      4.78%        4.89%        4.82%        4.90%
                                                                =========  =========    =========    =========    =========

Ratios Based on     Dividends to Preferred Shareholders             1.37%      3.11%        4.01%        2.73%        2.62%
Average Net                                                     =========  =========    =========    =========    =========
Assets of
Preferred Shares:

Supplemental        Net assets applicable to Common Shares,
Data:               end of year (in thousands)                  $ 175,720  $ 173,665    $ 161,852    $  80,246    $  92,767
                                                                =========  =========    =========    =========    =========
                    Preferred Shares outstanding, end of
                    year (in thousands)                         $  88,000  $  88,000    $  88,000    $  40,000    $  40,000
                                                                =========  =========    =========    =========    =========
                    Portfolio turnover                             51.37%     69.58%       37.77%       53.28%       60.52%
                                                                =========  =========    =========    =========    =========

Leverage:           Asset coverage per $1,000                   $   2,997  $   2,973    $   2,839    $   3,006    $   3,319
Dividends Per                                                   =========  =========    =========    =========    =========
Share On            Series A--Investment income--net            $     338  $     781    $     986    $     681    $     655
Preferred                                                       =========  =========    =========    =========    =========
Shares              Series B--Investment income--net            $     346  $     774    $     753           --           --
Outstanding:++                                                  =========  =========    =========    =========    =========


*Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**Do not reflect the effect of dividends to Preferred Shareholders.
++The Fund's Preferred Shares were issued on November 30, 1992
(Series A) and February 7, 2000 (Series B).
++++Certain prior year amounts have been reclassified to conform to current year presentation.


See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Pennsylvania Insured Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MPA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



MuniYield Pennsylvania Insured Fund, October 31, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $93,920 increase in cost of securities (which in return results in a corresponding $93,920 decrease in net unrealized appreciation and a corresponding $93,920 increase in undistributed net investment income), based on securities held by the Fund as of October 31, 2001.

The effect of this change for the year ended October 31, 2002 was to increase net investment income by $32,917, decrease net unrealized appreciation by $107,216 and decrease net realized capital gains by $19,621. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Change in financial statement classification for Auction Market Preferred Shares ("AMPS")--In accordance with the provisions of the Financial Accounting Standards Board's Emerging Issues Task Force D-98 ("EITF D-98"), "Classification and Measurement of Redeemable Securities," effective for the current period, the Fund has reclassified its AMPS outside of permanent equity in the Net Assets section of the Statement of Net Assets. In addition, dividends to Preferred Shareholders are now classified as a component of the "Net Increase in Net Assets Resulting from Operations" on the Statements of Operations and Changes in Net Assets and as a component of the "Total from investment operations" in the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. The application of EITF D-98 related entirely to presentation and had no impact on net asset value or the allocation of net investment income or net realized capital gains or losses to Common Shareholders.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $36,257 have been reclassified between accumulated net realized capital losses and undistributed net investment income and $523,582 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares.

For the year ended October 31, 2002, the Fund reimbursed FAM $10,489 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2002 were $130,063,828 and $130,831,082, respectively.

Net realized gains (losses) for the year ended October 31, 2002 and net unrealized gains (losses) as of October 31, 2002 were as follows:


                                     Realized        Unrealized
                                      Gains            Gains
                                     (Losses)         (Losses)

Long-term investments             $  2,118,779     $ 16,903,152
Financial futures contracts          (218,944)        (283,202)
                                  ------------     ------------
Total                             $  1,899,835     $ 16,619,950
                                  ============     ============



As of October 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $16,956,742, of which $17,057,109 related to appreciated securities and $100,367 related to depreciated securities. The aggregate cost of investments at October 31, 2002 for Federal income tax purposes was $241,771,123.

4. Share Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.

Common Shares
Shares issued and outstanding during the year ended October 31, 2002 increased by 20,665 as a result of dividend reinvestment and during the year ended October 31, 2001 remained constant.

Preferred Shares
AMPS are redeemable Preferred Shares of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2002 were 1.0% for Series A and 1.60% for Series B.

Shares issued and outstanding during the years ended October 31, 2002 and October 31, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 2002, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $117,607 as commissions.

5. Distributions to Shareholders:
On November 7, 2002, a tax-exempt income dividend of $.082000 was declared. The dividend was paid on November 27, 2002, to shareholders of record on November 14, 2002.

The tax character of distributions paid during the fiscal years ended October 31, 2002 and October 31, 2001 was as follows:


                                   10/31/2002       10/31/2001
Distributions paid from:
   Tax-exempt income            $   12,364,324   $   12,268,009
                                --------------   --------------
Total distributions             $   12,364,324   $   12,268,009
                                ==============   ==============


As of October 31, 2002, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income--net              $   1,512,115
Undistributed long-term capital gains--net                   --
                                                  -------------
Total undistributed earnings--net                     1,512,115
Capital loss carryforward                         (11,958,453)*
Unrealized gains--net                              15,205,544**
                                                  -------------
Total accumulated earnings--net                   $   4,759,206
                                                  =============


*On October 31, 2002, the Fund had a net capital loss carryforward of $11,958,453, of which $953,847 expires in 2003, $1,637,492 expires in 2006, $1,782,024 expires in 2007 and $7,585,090 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.
**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures contracts and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.



MuniYield Pennsylvania Insured Fund, October 31, 2002


INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
MuniYield Pennsylvania Insured Fund:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniYield Pennsylvania Insured Fund as of October 31, 2002, the related statement of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Pennsylvania Insured Fund as of October 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 6, 2002




IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield
Pennsylvania Insured Fund during its taxable year ended October 31, 2002 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.



MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Shares of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the Financial Information included in this report.


MuniYield Pennsylvania Insured Fund, October 31, 2002

OFFICERS AND TRUSTEES
                                                                                                         Number of        Other
                                                                                                       Portfolios in    Director-
                           Position(s)     Length                                                       Fund Complex      ships
                               Held       of Time                                                       Overseen by      Held by
Name      Address & Age     with Fund      Served     Principal Occupation(s) During Past 5 Years         Trustee        Trustee

Interested Trustee
Terry K.  P.O. Box 9011      President     1999 to      Chairman, Americas Region since 2001 and          117 Funds        None
Glenn*    Princeton, NJ      and           present      Executive Vice President since 1983 of          162 Portfolios
          08543-9011         Trustee       and 1992     Fund Asset Management, L.P. ("FAM")
          Age: 62                          to present   and Merrill Lynch Investment Managers,
                                                        L.P. ("MLIM"); President of Merrill
                                                        Lynch Mutual Funds since 1999; President
                                                        of FAM Distributors, Inc. ("FAMD") since 1986
                                                        and Director thereof since 1991; Executive Vice
                                                        President and Director of Princeton Services, Inc.
                                                        ("Princeton Services") since 1993; President of
                                                        Princeton Administrators, L.P. since 1988; Director
                                                        of Financial Data Services, Inc. since 1985.


          *Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
          Princeton Services; and President of Princeton Administrators, L.P.
          The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.


                                                                                                         Number of        Other
                                                                                                       Portfolios in    Director-
                           Position(s)     Length                                                       Fund Complex      ships
                               Held       of Time                                                       Overseen by      Held by
Name      Address & Age     with Fund      Served     Principal Occupation(s) During Past 5 Years         Trustee        Trustee

Independent Trustees
Donald W. P.O. Box 9011      Trustee       2002 to      General Partner of The Burton Partnership,        23 Funds      ITC Delta-
Burton    Princeton, NJ                    present      Limited Partnership since 1979; Managing       34 Portfolios    Com, Inc.;
          08543-9011                                    General Partner of The South Atlantic Venture                  ITC Holding
          Age: 58                                       Funds since 1983; Member of the Investment                       Company,
                                                        Advisory Committee of the Florida State Board                     Inc.;
                                                        of Administration since 2001.                                    Knology,
                                                                                                                       Inc.; Main-
                                                                                                                         Bancorp,
                                                                                                                        N.A.; Pri-
                                                                                                                       Care, Inc.;
                                                                                                                         Sumbion,
                                                                                                                           Inc.

M. Colyer P.O. Box 9011      Trustee       1992 to      James R. Williston Professor of Investment          23 Funds    Cambridge
Crum      Princeton, NJ                    present      Management Emeritus, Harvard Business            34 Portfolios   Bancorp
          08543-9011                                    School since 1996.
          Age: 70

Laurie    P.O. Box 9011      Trustee       1999 to      Professor of Finance and Economics, Graduate        23 Funds       None
Simon     Princeton, NJ                    present      School of Business, Columbia University since    34 Portfolios
Hodrick   08543-9011                                    1998; Associate Professor of Finance and
          Age: 40                                       Economics, Graduate School of Business,
                                                        Columbia University from 1996 to 1998.

J. Thomas P.O. Box 9011      Trustee       1992 to      Managing Partner of the Witt Touchton Company     23 Funds         TECO
Touchton  Princeton, NJ                    present      since 1972.                                    34 Portfolios   Energy, Inc.
          08543-9011
          Age: 63

Fred G.   P.O. Box 9011      Trustee       1998 to      Managing Director of FGW Associates since 1997;     23 Funds     Watson
Weiss     Princeton, NJ                    present      Vice President, Planning, Investment and         34 Portfolios  Pharmaceu-
          08543-9011                                    Development of Warner Lambert Co. from 1979                    ticals, Inc.
          Age: 61                                       to 1997.


          *The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


                           Position(s)    Length
                               Held       of Time
Name      Address & Age     with Fund      Served     Principal Occupation(s) During Past 5 Years

Fund Officers
Donald C. P.O. Box 9011      Vice          1993 to      First Vice President of FAM and MLIM since 1997 and Treasurer thereof
Burke     Princeton, NJ      President     present      since 1999; Senior Vice President and Treasurer of Princeton
          08543-9011         and           and          Services since 1999; Vice President of FAMD since 1999; Vice President
          A ge: 42           Treasurer     1999 to      of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM
                                           present      since 1990.

Kenneth   P.O. Box 9011      Senior Vice   2002 to      Managing Director of FAM and MLIM since 1997.
A. Jacob  Princeton, NJ      President     present
          08543-9011
          Age: 51

John M.   P.O. Box 9011      Senior Vice   2002 to      Managing Director of FAM and MLIM since 2000 and First Vice
Loffredo  Princeton, NJ      President     present      President since 1997.
          08543-9011
          Age: 38

William   P.O. Box 9011      Vice          1992 to      Vice President of MLIM since 1992.
R. Bock   Princeton, NJ      President     present
          08543-9011         and
          Age: 66            Portfolio
                             Manager

Brian D.  P.O. Box 9011      Secretary     2002 to      Vice President of MLIM since 2002; Attorney with Reed Smith from
Stewart   Princeton, NJ                    present      2001 to 2002 and Saul Ewing from 1999 to 2001.
          08543-9011
          Age: 33

          *Officers of the Fund serve at the pleasure of the Board of Trustees.



Custodian
State Street Bank and
Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Common Shares:
EquiServe Trust Company, I.A.
P.O. Box 43011
Providence, RI 02940-3011

Preferred Shares:
The Bank of New York
100 Church Street
New York, NY 10286


NYSE Symbol
MPA